UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     January 1, 2013

     TACTICAL DIVERSIFIED FUTURES FUND L.P.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	000-50718 (Commission File Number)	13-4224248 (IRS Employer Identification No.)

c/o Ceres Managed Futures LLC
522 Fifth Avenue - 14th Floor
New York, New York 10036
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                                                                                                 (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

Ceres Managed Futures LLC, the general partner of the registrant (the “General Partner”) and the registrant have entered into an amendment, dated January 1, 2013 (the “Amendment to the Management Agreement”) to the management agreement, dated April 30, 1997, (the “Existing Agreement” and together with the Amendment to the Management Agreement, the “Management Agreement”) with Willowbridge Associates Inc. (the “Advisor”), a Delaware corporation, pursuant to which the Advisor shall manage the portion of the registrant’s assets allocated to it.

Pursuant to the Existing Agreement, the Advisor traded the portion of the registrant’s assets allocated to the Advisor indirectly through the registrant’s investment in CMF Willowbridge Master Fund L.P. (formerly, CMF Willowbridge Argo Master Fund L.P.), a New York limited partnership (“Willowbridge Master Fund”), pursuant to its Argo Trading System.  Pursuant to the Amendment to the Management Agreement, the Advisor will trade the portion of the registrant’s assets allocated to the Advisor indirectly through the registrant’s investment in Willowbridge Master Fund pursuant to its wPraxis Futures Trading Approach.  Further the Amendment to the Management Agreement, decreases the monthly fee for professional management services the registrant pays the Advisor to 1/8 of 1% (1.5% per year) of the month-end net assets of the registrant allocated to the Advisor.

The Management Agreement expires on June 30th of each year, and may be renewed by the General Partner in its sole discretion for additional one year periods upon advance notice to the advisor not less than 30 days prior to the expiration of the previous period.

The Amendment to the Management Agreement is filed herewith as Exhibit 10.1.

Item 1.02.                      Termination of a Material Definitive Agreement.

Effective December 31, 2012, the General Partner and the registrant terminated the amended and restated management agreement dated October 29, 2010 (the “CFM Management Agreement”), with Capital Fund Management SA, a French corporation (“CFM”), pursuant to which CFM managed the portion of the registrant’s assets allocated to it.  The General Partner terminated the CFM Management Agreement because the General Partner believes it’s in the best interest of the registrant.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment to the Management Agreement dated January 1, 2013, by and among the registrant, Ceres Managed Futures LLC and Willowbridge Associates Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TACTICAL DIVERSIFIED FUTURES FUND L.P.

By: Ceres Managed Futures LLC, General Partner

By
Walter Davis
      President and Director

Date:  January 7, 2013